UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 7, 2014

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

3000 Technology Drive, Angleton, Texas  77515

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2014, Kenneth S. Barrow resigned from his position as General Counsel and Corporate Secretary, effective May 7, 2014, to perform a key role overseeing missionary work for his church in South Korea.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: April 7, 2014	By: /s/ Donald F. Adam
Donald F. Adam
Chief Financial Officer